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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Numbers 333-31060, 333-18951, 333-96959, 33-51853,
33-57553, 333-51853, 333-78979, 333-64240, 33-51851, 333-26831, 333-94719,
333-52100, 333-82506, 333-46519, 333-64236, 333-26823, 333-94717, 33-48853,
333-26813, 333-49956) of El Paso Corporation of our report dated June 27, 2003 relating to the financial statements of the El Paso Corporation Retirement Savings Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
June 27, 2003